UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2009

Centennial Communications Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19603	06-1242753
(Commission File Number)	(IRS Employer Identification No.)

3349 Route 138
Wall, New Jersey 07719
(Address of principal executive offices, including zip code)

(732) 556-2200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On April 7, 2009, Centennial Communications Corp. issued a press release announcing its financial results for the fiscal quarter ended February 28, 2009.  A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 9.01                 Financial Statements and Exhibits

(c)	Exhibits

99.1           Press Release of Centennial Communications Corp. dated April 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL COMMUNICATIONS CORP.
Date: April 7, 2009	By: /s/ Tony L. Wolk Tony L. Wolk Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.                                                                           Description

99.1	Press release of Centennial Communications Corp. dated April 7, 2009